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                                                                    EXHIBIT 23.3

                         INDEPENDENT AUDITORS' CONSENT

     We consent to the use in this Registration Statement of Aearo Corporation on Form S-1 of our report dated May 31, 1996 related to the consolidated financial statements of Peltor Holdings AB, appearing in the Prospectus, which is part of this Registration Statement.

     We also consent to the reference to us under the heading "Experts" in such Prospectus.

DELOITTE & TOUCHE AB

Malmo, Sweden
May 31, 1996